SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2003

FENTURA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification no.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)		48430-0725 (Zip Code)

Registrant's telephone number, including area code: (810) 629-2263

Item 7.         Financial Statements and Exhibits.

               Exhibit

               99.1     Press release dated December 16, 2003.

Item 9.           Regulation FD Disclosure.

                On December 16, 2003, Fentura Financial, Inc. issued a press release announcing a 23-cent per share dividend for shareholders of record as of January 19, 2004, payable January 23, 2004, and a 10% stock dividend for the shareholders or record on February 9, 2004 payable February 13, 2004. A copy of the press release is attached as Exhibit 99.1.

                The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 16, 2003	FENTURA FINANCIAL, INC. (Registrant)
	By:	/s/ Douglas J. Kelley Name: Douglas J. Kelley Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated December 16, 2003.

EXHIBIT 99.1

Fentura Financial, Inc.
P.O. Box 725
Fenton, MI 48430-0725

Contact:	Ronald L. Justice The State Bank (810) 714-3985 December 16, 2003

For Immediate Release

FENTURA FINANCIAL, INC. ANNOUNCES QUARTERLY CASH DIVIDEND AND A STOCK DIVIDEND

         The Board of Directors of Fentura Financial, Inc. has announced a 23-cent per share dividend for shareholders of record as of January 19, 2004, payable January 23, 2004. Additionally, the Board has announced a 10% stock dividend for the shareholders of record on February 9, 2004 payable February 13, 2004. The stock dividend is expected to continue to improve the liquidity and marketability of Fentura stock.

         Fentura Financial, Inc. is the financial services holding company for The State Bank headquartered in Fenton, Michigan with offices servicing Fenton, Linden, Holly and Grand Blanc, as well as Davison State Bank with two offices serving the Davison area. Earlier this year, Fentura Financial, Inc. announced plans to acquire West Michigan Financial Corporation headquartered in Hudsonville Michigan. The acquisition is expected to be completed during the first quarter of 2004.

This press release contains certain forward-looking statements that involve risks and uncertainties. When used in this press release the words "believe," "expect," "potential," and similar expressions identify forward-looking statements Forward-looking statements include, but are not limited to, statements concerning future improvement in liquidity and marketability of the Company's stock. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services, interest rates and fees for service and the market for the Company's stock and the stock market generally. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Further information concerning our business, including additional factors that could materially affect our financial results, is included in our filings with the Securities and Exchange Commission.

# # #